SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K




                                 Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                       Date of Report:  August 10, 1998
                      (Date of Earliest Event Reported)





                              HUMANA INC.
        	(Exact name of Registrant as specified in its Charter)





Delaware                          1-5975                     61-0647538
(State of                       (Commission              (I.R.S. Employer
Incorporation)                  File Number)        Tax Identification No.)



                        500 West Main Street
                        Louisville, KY 40202
               (Address of principal executive offices)



                          (502) 580-1000
        (Registrant's telephone number, including area code)

Item 5.	Other Events

On August 10, 1998, Humana Inc. (the "Company" or "Registrant") and United HealthCare Corporation issued a joint press release, indicating that the proposed merger was mutually terminated.
A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The Company's stockholders meeting scheduled for August 27, 1998 is therefore cancelled.

Item 7.	Financial Statements and Exhibits.

Exhibit 99.     Copy of the Company's Press Release dated August 10, 1998.


	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.



_________________________________
By:    	Arthur P. Hipwell
        Senior Vice President
        and General Counsel


Dated: August 10, 1998

Exhibit Index

Exhibit 99.	Copy of the Company's Press Release dated August 10, 1998.